1290 FUNDS®

SUPPLEMENT DATED OCTOBER 6, 2015 TO THE PROSPECTUS, AS SUPPLEMENTED, AND STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2015

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of 1290 Funds (“Trust”) dated July 1, 2015, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the 1290 Convertible Securities Fund (“Fund”).

Information Regarding

1290 Convertible Securities Fund

Effective immediately, Elliot B. Stiefel no longer serves as a member of the management team of the Fund.

References to Elliot B. Stiefel contained in the sections of the Prospectus entitled “1290 Convertible Securities Fund – Class A, C, I and R Shares - Who Manages the Fund – Sub-Adviser: Palisade Capital Management, L.L.C. – Portfolio Managers” and “Management of the Funds – The Sub-Advisers – Palisade Capital Management, L.L.C.” hereby are deleted in their entirety.

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References to Elliot B. Stiefel contained in the section of the Statement of Additional Information entitled “Appendix B – Portfolio Manager Information” with respect to the Fund hereby are deleted in their entirety.